AMENDMENT TO MASTER LEASING AGREEMENT

THIS AMENDMENT TO MASTER LEASING AGREEMENT (this “Amendment”) is made as of May 19, 2022 (the “Amendment Effective Date”) by and between Apartment Income REIT, L.P., a Delaware limited partnership (formerly known as AIMCO Properties, L.P.) (“AIR”), and Aimco Development Company, LLC, a Delaware limited liability company (“DevCo”). AIR and DevCo may be referred to herein each individually as a “Party” and collectively as the “Parties”.

RECITALS

A. AIR and DevCo have entered into that certain Master Leasing Agreement, dated as of December 15, 2020, with respect to the leasing of certain real property, including the land and any improvements located thereon as further described therein (as amended from time to time, the “Master Leasing Agreement”).

B. AIR and DevCo desire to amend certain terms of the Master Leasing Agreement as more particularly set forth in this Amendment.

AGREEMENTS

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.
Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Master Leasing Agreement.
2.
Notice of Termination. Effective as of the Amendment Effective Date, Section 3(a) of the Master Leasing Agreement is hereby deleted in its entirety and replaced with the following in lieu thereof:

“(a) Term of this Agreement. The term of this Agreement shall be for eighteen (18) months, commencing on the Effective Date and expiring on the date immediately preceding the eighteenth (18th) month anniversary of the Effective Date (the “Initial Term”), unless earlier terminated as provided in this Agreement; provided, however, that the term of this Agreement shall automatically renew each year for an additional one (1) year period (the Initial Term, as may be extended hereby, the “Term”), unless and until either AIR or DevCo delivers written notice on or before 11:59 p.m. (Mountain time) on the day immediately prior to the end of the then existing term (as extended hereby) to the other electing to terminate this Agreement, in which case this Agreement shall terminate as of the last day of the then existing term.”

3.
Miscellaneous.
(a)
Full Force and Effect. Except as modified by this Amendment, all of the terms, conditions and provisions of the Master Leasing Agreement shall remain in full force and effect and are hereby ratified and confirmed. The term “Agreement,” as used in the Master Leasing Agreement, shall mean the Master Leasing Agreement, as amended this Amendment.
(b)
Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
(c)
Electronic Signatures. In order to expedite the transactions contemplated hereby, emailed or DocuSign signatures may be used in place of original signatures on this Amendment. The Parties intend to be bound by the signatures on any emailed or DocuSigned copy of this Amendment, are aware that the other Party will rely on the emailed or DocuSigned signatures, and hereby waive any defenses to the enforcement of the terms hereof based on the form of signature.
(d)
Applicable Law. This Amendment shall be subject to the provisions of Section 19(e) of the Master Leasing Agreement, which section is hereby incorporated by reference.

[remainder of page intentionally left blank]

IN WITNESS HEREOF, the Parties hereto have caused this Amendment to be executed as of the Amendment Effective Date.

AIR:	APARTMENT INCOME REIT, L.P., a Delaware limited partnership By: AIR-GP, Inc., its general partner, a Delaware corporation
By: /s/ Lisa R. Cohn Name: Lisa R. Cohn Title: President, General Counsel and Corporate Secretary

[signatures continue on following page]

DevCo:	AIMCO DEVELOPMENT COMPANY, LLC, a Delaware limited liability company,
By: /s/ Jennifer Johnson Name: Jennifer Johnson Title: Executive Vice President, Chief Administrative Officer and General Counsel

[end of signature pages]